The Montgomery Funds (SM)

VARIABLE SERIES

EMERGING MARKETS

ANNUAL REPORT
December 31, 1999


                                                                Invest wisely(R)

                                                                Montgomery
                                                             Variable Series
                                                           Emerging Markets Fund
                                                           Portfolio Highlights

I N V E S T M E N T  R E V I E W


Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1999?

A: A strong fourth-quarter outperformance offset a slight underperformance during the first half of the year and resulted in the Fund's performing roughly in line with its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund returned 64.81%, versus a return of 66.41% for the benchmark.


Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Our strategy maintains a slight bias toward small- and mid-cap companies. We believe that identifying smaller, well-managed, fundamentally sound and attractively valued companies before the market recognizes their potential can add value to the Fund over the long term. This worked against us during the first half of the year, but due to a recovery in interest in such stocks, especially in Asia, the Fund's relative performance improved significantly. In fact, the more favorable investment environment, combined with good market and stock selection on our part, led to a much more robust relative performance for the Fund in the final months of the year.

Based on our fundamental macroeconomic and company analysis during the second half of the year, the Fund was well positioned to take advantage of upturns in such markets as Turkey, Mexico, China/Hong Kong and Korea. The Turkish market benefited from the removal of Greek objections to Turkey's inclusion in the European Union. In Mexico the economy continued to show a strong recovery, helped by a rise in oil prices and robust growth in the United States. China/Hong Kong and Korea also revised upward their estimates for economic growth, but the main driving force behind these and other northern Asian markets during the quarter were the technology and telecommunications sectors.

Our sector bets also proved fruitful. Based on our assessment of continuing improvement in the global economy, we overweighted specific commodity stocks such as platinum and pulp and paper. Both of these industries experienced a strong increase in demand over the course of the year, boosting company valuations. Fund returns also received a lift from our telecommunications and technology holdings, particularly in Asia, as investors took their lead from the United States and favored these issues above most others.

Q: WERE THERE ANY STOCKS THAT MADE A PARTICULARLY STRONG CONTRIBUTION TO PERFORMANCE?

A: Reflecting market trends, the Fund's technology holdings and Mexican telecom were undisputedly the strongest performers of the period. These included Grupo Financiero Banamex (1.13% of net assets as of 12/31/99), Egyptian Company for Mobile Services (2.58% of net assets as of 12/31/99) and Korea Telecom (1.74% of net assets as of 12/31/99).

Banamex, a Mexican bank, benefited from a strengthening Mexican market, falling interest rates and positive sentiment toward the market. Egyptian Company for Mobile Services benefited from positive market sentiment and continued growth in its


                              PORTFOLIO MANAGEMENT

Josephine Jimenez, CFA..   Sr. Portfolio Manager
Frank Chiang ...........   Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                           Montgomery Variable Series:
                              Emerging Markets Fund

Since inception (2/2/96)      2.30%
One year                     64.81%
Three years                   0.78%

                        MSCI Emerging Markets Free Index

Since 1/31/96       2.16%
One year           66.41%
Three years         3.18%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Fund after 12/31/99 but that were effective on 12/31/99 or (ii) any purchases or redemptions of Fund shares completed after 12/31/99 that were effective on 12/31/99.


        Variable        Emerging Markets   MSCI Index    Lipper
         2/2/96              10000         10000         10000
         Mar-96              10100          9918          9955
         Apr-96              10330         10314         10350
         May-96              10580         10268         10454
         Jun-96              10560         10332         10489
         Jul-96              10050          9626          9845
         Aug-96              10500          9872         10086
         Sep-96              10510          9958         10162
         Oct-96              10310          9692          9898
         Nov-96              10470          9855         10121
         Dec-96              10679          9899         10281
         Jan-97              11532         10575         11058
         Feb-97              11782         11028         11449
         Mar-97              11592         10738         11188
         Apr-97              11542         10757         11242
         May-97              12023         11065         11673
         Jun-97              12915         11657         12305
         Jul-97              13337         11831         12699
         Aug-97              12003         10325         11439
         Sep-97              12514         10611         11900
         Oct-97              10499          8870         10043
         Nov-97              10188          8547          9719
         Dec-97              10617          8753          9863
         Jan-98               9382          8066          9211
         Feb-98               9914          8908          9970
         Mar-98              10105          9295         10373
         Apr-98              10236          9193         10480
         May-98               8860          7933          9146
         Jun-98               7855          7101          8302
         Jul-98               8267          7326          8583
         Aug-98               5756          5208          6202
         Sep-98               6047          5538          6360
         Oct-98               6449          6122          6859
         Nov-98               6981          6631          7233
         Dec-98               6633          6535          7177
         Jan-99               6402          6429          7035
         Feb-99               6231          6492          6993
         Mar-99               7106          7347          7772
         Apr-99               7962          8256          8794
         May-99               7751          8208          8688
         Jun-99               8707          9140          9546
         Jul-99               8486          8892          9341
         Aug-99               8436          8972          9233
         Sep-99               8114          8669          8897
         Oct-99               8345          8853          9212
         Nov-99               9281          9647         10225
         Dec-99              10933         10874         12079

(1) The Morgan Stanley Capital International Emerging Markets Free Index Fund is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2)  The Lipper Emerging Markets Funds Average universe consists of 25 funds.

     Montgomery
  Variable Series
Emerging Markets Fund
Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Telefonos de Mexico S.A., ADR ......        4.7%
Samsung Electronics Company ........        4.6%
Videsh Sanchar Nigam Ltd., GDR .....        3.2%
Egyptian Company for Mobile Services        2.6%
Hon Hai Precision Industry .........        2.5%
Vale do Rio Doce, Series A .........        2.5%
Taiwan Semiconductor Manufacturing
Company, Ltd. ......................        2.2%
Pohang Iron & Steel Company, Ltd. ..        2.0%
Alpha Credit Bank ..................        1.9%
Embratel Participacoes, ADR ........        1.9%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

Mexico.....   14.2%
Brazil.....   13.2%
India......   12.6%
Korea......   11.6%
Taiwan.....    8.7%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


subscriber base. Korea Telecom saw rapid growth of its subscriber base and its dominant position in the domestic wireless market.


Q: WERE THERE ANY DISAPPOINTMENTS?

A: Unfortunately, not all of our holdings lived up to expectations. Most of those that disappointed were listed on the Indian market, which, apart from technology issues, turned in a lackluster performance toward the end of the year due to Y2K worries and profit taking. Given the recently elected government's stronger-than-anticipated commitment to reform, however, and the positive outlook for the economy in 2000, we believe that this market is likely to revive and that our holdings in India may begin making a more positive contribution to performance.


Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN THE EMERGING MARKETS WILL BE IN THE NEW YEAR?

A: Moving into the New Year, we continue to see plenty of opportunities across the emerging markets. We believe that strong markets and reductions in interest rates have helped boost consumer confidence and may continue to stimulate growth in the year ahead. In addition, companies that withstood the 1997/98 crisis are now more robust and many have implemented restructuring that will make them more competitive in the long run.

In terms of individual country exposure, while we continue to like the prospects for Mexico, we are also becoming more optimistic about Brazil. The Brazilian economy is likely to see a recovery in 2000, and we believe that specific, well-placed, domestically oriented companies may begin to enjoy improving growth prospects. We also like China/Hong Kong, where, similar to Brazil, economic growth is accelerating, which may attract funds to certain sectors, such as property, that have recently been out of favor.

We are also very excited about some of the Asian technology companies, particularly DRAM chip manufacturers. Some semiconductor companies are currently experiencing impressive top-line growth, and we believe that this trend will continue. In view of this, we are currently overweighted in this sector. We will continue to seek out similarly attractive ideas and well-managed companies and through this strategy strive to add value to your Fund.

                                                                Montgomery
                                                              Variable Series
                                                           Emerging Markets Fund
                                                           I n v e s t m e n t s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999

     Shares                                                          Value (Note 1)
COMMON STOCKS - 86.9%

ARGENTINA - 1.0%
    42,800       Telefonica de Argentina, ADR
                 (Other Telephone/Communication) ..............       $1,321,450

BRAZIL - 4.7%
    26,200       Aracruz Celulose S.A., ADR (Paper) ...........          687,750
    89,300       Embratel Participacoes, ADR
                 (Other Telephone/Communication) ..............        2,433,425
    29,900       Tele Celular Sul Participacoes S.A
                 (Cellular Telephone) .........................          949,325
    20,700       Tele Centro Sul Participacoes S.A., ADR
                 (Other Telephone/Communication) ..............        1,878,525
     8,500       Vale do Rio Doce
                 (Other Metals/Minerals) ......................          197,620
                                                                      ----------
                                                                       6,146,645

CHILE - 0.7%
    51,900       Cia de Telecom de Chile S.A., ADR
                 (Other Telephone/Communication) ..............          947,175

CHINA/HONG KONG - 2.9%
    65,000       Cheung Kong (Holdings) Ltd. (Real Estate) ....          825,722
    14,200       China Telecom Ltd., ADR+
                 (Other Telephone/Communication) ..............        1,825,588
   732,000       Cosco Pacific Ltd. (Marine Transportation) ...          607,371
    42,000       HSBC Holdings PLC (Non-U.S. Banks) ...........          588,924
                                                                      ----------
                                                                       3,847,605

CZECH REPUBLIC - 0.5%
    18,090       Ceske Radiokomunikace, GDR+
                 (Other Telephone/Communication) ..............          660,285

EGYPT - 4.0%
    12,000       Al-Ahram Beverages Company+
                 (Alcoholic Beverages) ........................          236,755
    83,200       Al-Ahram Beverages Company, GDR+
                 (Alcoholic Beverages) ........................        1,639,040
    73,866       Egyptian Company for Mobile Services
                 (Cellular Telephone) .........................        3,384,783
                                                                      ----------
                                                                       5,260,578

GREECE - 2.7%
    31,811       Alpha Credit Bank (Non-U.S. Banks) ...........        2,493,418
    41,800       Hellenic Telecommunications S.A., ADR
                 (Other Telephone/Communication) ..............          990,830
                                                                      ----------
                                                                       3,484,248

HUNGARY - 1.2%
    21,600       Mol Magyar Olaj-es Gazipari Rt.
                 (Integrated Oil Companies) ...................          448,280
    18,270       OTP Bank Rt. (Non-U.S. Banks) ................        1,070,514
                                                                      ----------
                                                                       1,518,794

INDIA - 12.6%
    16,600       Dr. Reddy's Laboratories (Generic Drugs) ......      $  550,281
    47,600       Hindalco Industries Ltd., GDR (Aluminum) ......       1,122,170
   125,000       Housing Development and Finance
                 Corporation (Finance Companies) ...............         821,839
    76,800       ICICI Ltd., ADR+
                 (Diversified Financial Services) ..............       1,065,600
     5,870       Infosys Technologies Ltd.
                 (Diversified Electronics Products) ............       1,958,860
   143,000       Larsen & Toubro Ltd. (Construction/
                 Agriculture Equipment/Trucks) .................       1,827,441
     9,880       NIIT Ltd. (Computer Software) .................         753,049
   131,000       Reliance Industries Ltd. (Textiles) ...........         703,786
   134,200       Reliance Industries Ltd., GDR (Textiles) ......       1,919,060
    55,000       Sri Adhikari Brothers Telephone
                 Network Ltd. (Broadcasting) ...................       1,629,517
   169,400       Videsh Sanchar Nigam Ltd., GDR
                 (Other Telephone/Communication) ...............       4,167,240
                                                                      ----------
                                                                      16,518,843

INDONESIA - 0.5%
   517,000       PT Indofood Sukses Makmur Tbk
                 (Specialty Foods/Candy) .......................         647,406

ISRAEL - 3.7%
 1,013,000       Bank Leumi Le-Israel (Non-U.S. Banks) .........       2,134,019
   147,100       Bezeq Israeli Telecommunication
                 Corporation Ltd.+
                 (Other Telephone/Communication) ...............         733,940
     2,400       Check Point Software Technologies+
                 (Computer Software) ...........................         477,000
    17,400       ECI Telecom Ltd.
                 (Telecommunications Equipment) ................         551,362
    12,600       NICE Systems Ltd., ADR+
                 (Telecommunications Equipment) ................         620,944
     4,350       Orbotech Ltd.+
                 (Electronic Production Equipment) .............         337,941
                                                                      ----------
                                                                       4,855,206

KOREA - 11.6%
    73,829       Kookmin Bank (Non-U.S. Banks) .................       1,157,337
   140,600       Korea Electric Power Corporation, ADR
                 (Non-U.S. Utilities) ..........................       2,355,050
     4,440       Korea Telecom Corporation
                 (Other Telephone/Communication) ...............         699,920
    21,100       Korea Telecom Corporation, ADR
                 (Other Telephone/Communication) ...............       1,577,225
    22,110       Pohang Iron & Steel Company Ltd.
                 (Steel/Iron Ore) ..............................       2,628,666
    14,300       Pohang Iron & Steel Company, ADS
                 (Steel/Iron Ore) ..............................         500,500

The accompanying notes are an integral part of these financial statements.

    Montgomery
  Variable Series
Emerging Markets Fund
I n v e s t m e n t s

     Shares                                                          Value (Note 1)

COMMON STOCKS - CONTINUED

KOREA - CONTINUED
    25,666       Samsung Electronics Company
                 (Diversified Electronic Products) ............       $6,012,467
    26,000       Shinhan Bank Company Ltd.
                 (Non-U.S. Banks) .............................          281,638
                                                                      ----------
                                                                      15,212,803

MALAYSIA - 2.1%
 1,195,000       Public Bank Berhad (Non-U.S. Banks) ..........        1,044,039
   265,000       Resorts World Berhad (Hotels/Resorts) ........          760,122
   317,000       Tenaga Nasional Berhad
                 (Non-U.S. Utilities) .........................          817,515
    75,600       YTL Corporation Berhad
                 (Engineering and Construction) ...............          120,362
                                                                      ----------
                                                                       2,742,038

MEXICO - 14.2%
    54,200       Cemex S.A. de C.V., Sponsored ADR+
                 (Building Materials) .........................        1,510,825
   675,000       Cifra S.A. de C.V.+
                 (Other Specialty Stores) .....................        1,352,848
   631,000       Controladora Comercial Mexicana
                 (Department Stores) ..........................          845,327
   181,975       Corporacion Interamericana
                 Entretanimiento S.A.+ (Advertising) ..........          726,556
    52,900       Fomento Economico Mexicano S.A. de C.V
                 (Soft Drinks) ................................        2,354,050
   370,000       Grupo Financiero Banamex Accival S.A. de
                 C.V., Series B-Banacci+ (Non-U.S. Banks) .....        1,483,123
   420,000       Grupo Mexico S.A
                 (Other Metals/Minerals) ......................        2,080,063
    19,400       Grupo Televisa S.A., GDR+
                 (Broadcasting) ...............................        1,324,050
   199,000       Kimberly-Clark de Mexico S.A. de C.V
                 (Package Goods/Cosmetics) ....................          776,688
    54,600       Telefonos de Mexico S.A., ADR
                 (Other Telephone/Communication) ..............        6,142,500
                                                                      ----------
                                                                      18,596,030

PERU - 0.5%
    20,100       Compania de Minas Buenaventura S.A.,
                 ADR (Precious Metals) ........................          322,856
    12,400       Credicorp Ltd. (Non-U.S. Banks) ..............          148,800
    16,000       Telefonica del Peru S.A., ADR
                 (Other Telephone/Communication) ..............          214,000
                                                                      ----------
                                                                         685,656

PHILIPPINES - 0.4%
 1,302,000       Ayala Corporation
                 (Multi-Sector Companies) .....................          379,616
   146,000       San Miguel Corporation, Class B
                 (Alcoholic Beverages) .........................         206,501
                                                                      ----------
                                                                         586,117

POLAND - 0.7%
    44,200       Elektrim Spolka Akcyjna S.A.+
                 (Wholesale Distributors) ......................         438,259
    34,000       Prokom Software, GDR (EDP Periphals) ..........      $  530,400
                                                                      ----------
                                                                         968,659

SOUTH AFRICA - 6.7%
   194,000       ABSA Group Ltd. (Non-U.S. Banks) ...............         870,634
    33,800       Anglo American Platinum Corporation
                 Ltd. (Precious Metals) .........................       1,027,740
    12,300       AngloGold Ltd. (Precious Metals) ...............         633,200
    62,600       De Beers Centenary AG
                 (Other Metals/Minerals) ........................       1,822,016
    14,200       Impala Platinum Holdings Ltd.
                 (Precious Metals) ..............................         574,927
   625,000       Old Mutual PLC+ (Life Insurance) ...............       1,641,260
    86,800       Sappi Ltd. (Paper) .............................         858,120
   156,100       Sasol Ltd. (Coal Mining) .......................       1,317,332
                                                                       ----------
                                                                       8,745,229

TAIWAN - 8.7%
   502,550       Far East Textiles Ltd. (Textiles) .............       1,200,932
   448,200       Hon Hai Precision Industry+
                 (EDP Services) ................................       3,341,685
   198,010       Synnex Technology
                 International Corporation
                 (Electronic Distributors) .....................       1,299,667
   549,536       Taiwan Semiconductor
                 Manufacturing Company Ltd.
                 (Electronic Production Equipment) .............       2,924,088
   623,000       United Microelectronics Corporation, Ltd.+
                 (Semiconductors) ..............................       2,223,228
   976,000       Yang Ming Marine Transport
                 (Transportation) ..............................         469,575
                                                                      ----------
                                                                      11,459,175

THAILAND - 2.2%
 2,521,000       National Finance Public Company Ltd. (F)
                 (Non-U.S. Banks) ..............................       1,121,114
   155,400       PTT Exploration and Production Public
                 Company Ltd. (F) (Oil and Gas Production) .....         957,196
   503,400       Thai Farmers Bank Public Company Ltd.
                 (F) (Non-U.S. Banks) ..........................         842,007
                                                                      ----------
                                                                       2,920,317

TURKEY - 5.0%
12,957,000      Arcelik A.S.
                (Consumer Electronics/Appliances) ..............         848,034
44,500,000      Dogan Sirketler Grubu Holdings A.S
                (Diversified Manufacture) ......................       1,312,684
43,400,000      Turkiye Is Bankasi, Class C
                (Non-U.S. Banks) ...............................       2,080,384
75,080,835      Yapi Ve Kredi Bankasi S.A
                (Non-U.S. Banks) ...............................       2,318,590
                                                                      ----------
                                                                       6,559,692

The accompanying notes are an integral part of these financial statements.

                                                                Montgomery
                                                              Variable Series
                                                           Emerging Markets Fund
                                                           I n v e s t m e n t s

     Shares                                                          Value (Note 1)

COMMON STOCKS - CONTINUED

VENEZUELA - 0.3%
    14,800  Compania Anonima Nacional
            Telefonos de Venezuela, ADR
            (Other Telephone/Communication) $ ..............              364,450

TOTAL COMMON STOCKS
 (Cost $78,710,554) ........................................          114,048,401
                                                                      -----------

PREFERRED STOCKS - 9.2%

BRAZIL - 8.5%
66,205,000  Cia Paranaense de Energi
            (Non-U.S. Utilities) ...........................              641,343
 1,419,000  Itausa Investimentos Itau
            (Multi-Sector Companies) .......................            1,468,879
 5,800,000  Petroleo Brasileiro S.A.+
            (Integrated Oil Companies) .....................            1,284,155
89,400,000  Tele Norte Leste Participacoes S.A.
            (Other Telephone/Communication) ................            2,400,166
2,650,000   Telesp Celular S.A., Series B
            (Cellular Telephone) ...........................              209,770
        7   Telesp Participacoes S.A.
            (Other Telephone/Communication) ................                  --
  331,800   Usinas Siderurgicas de Minas Gerais, GDR
            (Steel/Iron Ore) ...............................            1,799,968
  119,500   Vale do Rio Doce, Series A
            (Other Metals/Minerals) ........................            3,307,501
   20,000   Vale do Rio Doce, Series B
            (Other Metals/Minerals) ........................                  --
                                                                      -----------
                                                                      11,111,782

RUSSIA - 0.7%
   80,600  LUKoil Company, ADR
           (Integrated Oil Companies) ......................              967,200

TOTAL PREFERRED STOCKS
(Cost $9,668,626) ..........................................           12,078,982
                                                                      -----------

TOTAL SECURITIES
(Cost $88,379,180) .........................................          126,127,383
                                                                      -----------

Principal Amount                                                   Value (Note 1)
REPURCHASE AGREEMENTS - 1.4%
$1,887,000      Agreement with Greenwich Capital
                Markets, Tri-Party, 5.500% dated
                12/31/99, to be repurchased at
                $1,887,853 on 01/03/00, collateralized
                by $1,924,778 market value of U.S.
                government and mortgage-backed securities,
                having various maturities and interest
                rates (Cost $1,887,000) ....................        $  1,887,000
                                                                    ------------

TOTAL INVESTMENTS - 97.5%
(Cost $90,266,180*) ........................................         128,014,383

OTHER ASSETS AND LIABILITIES - 2.5%
(Net) ......................................................           3,182,191
                                                                    ------------

NET ASSETS - 100.0% ........................................        $131,196,574
                                                                    ============


*   Aggregate cost for federal tax purposes.

+   Non-income-producing security.

ABBREVIATIONS

ADR     American Depositary Receipt
ADS     American Depositary Shares
(F)     Foreign or Alien Shares
GDR     Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

           Montgomery
         Variable Series
          Statement of
     Assets and Liabilities
D e c e m b e r  3 1 ,  1 9 9 9

ASSETS:                                                                    EMERGING MARKETS FUND
Investments in securities, at value (note 1)
     Securities .........................................................      $ 126,127,383
     Repurchase agreements ..............................................          1,887,000
                                                                               -------------
Total Investments                                                                128,014,383

Foreign currency, at value (Cost $2,877,013) (note 1) ...................          2,876,604
Receivables:
     Shares of beneficial interest sold .................................            820,314
     Dividends ..........................................................            258,173
     Interest ...........................................................              2,256
Deferred organization costs (note 1) ....................................             13,445
                                                                               -------------
Total Assets                                                                     131,985,175
                                                                               -------------

LIABILITIES:
Payables:
     Cash overdrafts payable to custodian ...............................            483,334
     Management fees (note 2) ...........................................            146,036
     Custodian fees .....................................................             73,699
     Shares of beneficial interest redeemed .............................             21,536
     Accounting fees ....................................................             10,912
     Transfer agency and servicing fees .................................                634
     Trustees' fees and expenses (note 2) ...............................                247
     Other accrued liabilities and expenses .............................             52,203
                                                                               -------------
Total Liabilities                                                                    788,601
                                                                               -------------
Net Assets                                                                     $ 131,196,574
Investments at identified cost ..........................................      $  90,266,180

NET ASSETS CONSIST OF:
Distributions in excess of net investment income ........................      $    (151,372)
Accumulated net realized loss on securities sold ........................        (39,548,946)
Net unrealized appreciation of investments ..............................         37,741,231
Shares of beneficial interest ...........................................            120,780
Additional paid-in capital ..............................................        133,034,881
                                                                               -------------
Net Assets                                                                     $ 131,196,574

NET ASSETS:
Net Assets ..............................................................      $ 131,196,574
Number of Fund shares outstanding .......................................         12,078,046
Net asset value, offering and redemption price per share outstanding ....      $       10.86

The accompanying notes are an integral part of these financial statements.

                                                             Montgomery
                                                           Variable Series
                                                       Statement of Operations
                                                    Year Ended December 31, 1999

NET INVESTMENT INCOME:                                    EMERGING MARKETS FUND
----------------------                                    ---------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $85,566)       $  1,560,650
Interest ...............................................           201,212
                                                              ------------
Total Income                                                     1,761,862
                                                              ------------

EXPENSES:
Management fee (note 2) ................................         1,188,824
Custodian fees .........................................           204,348
Accounting expenses ....................................            48,245
Legal and audit fees ...................................            43,145
Transfer agency fees ...................................            15,111
Overdraft expense ......................................            15,018
Trustees' fees and expenses (note 2) ...................            12,699
Amortization of organization expenses (note 1) .........            12,429
Interest expense .......................................             8,328
Printing fees ..........................................             5,100
Registration fees ......................................             3,483
Country tax expense ....................................             2,844
Tax preparation expense ................................             1,515
Other ..................................................             9,513
                                                              ------------
Total Expenses                                                   1,570,602
                                                              ------------
NET INVESTMENT INCOME                                              191,260
                                                              ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
     Securities transactions ...........................        (1,234,982)
     Foreign currency transactions and other net assets         (1,067,553)
                                                              ------------
Net Realized Loss on Investments                                (2,302,535)
Net change in unrealized appreciation/(depreciation) of:
     Securities ........................................        51,848,803
     Foreign currency transactions and other net assets            (25,262)
                                                              ------------
Net Change in Unrealized Appreciation of Investments            51,823,541

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                 49,521,006
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 49,712,266

The accompanying notes are an integral part of these financial statements.

      Montgomery
   Variable Series
    Statements of
Changes in Net Assets


                                                                                               EMERGING MARKETS FUND
                                                                                            ----------------------------
                                                                                            Year Ended         Year Ended
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                       12/31/99           12/31/98
------------------------------------------------------                                       --------           --------
Net investment income ..............................................................      $     191,260       $     586,481
Net realized loss on securities transactions, forward foreign-currency exchange
   contracts, foreign-currency transactions and other net assets ...................         (2,302,535)        (28,454,568)
Net change in unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions and
   other net assets ................................................................         51,823,541         (13,755,951)
                                                                                          -------------       -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                              49,712,266         (41,624,038)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders from net investment income ...........................            (13,165)           (139,238)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) in net assets from beneficial interest transactions (note 4)          9,174,950            (750,809)
                                                                                          -------------       -------------
Net Increase/(Decrease) in Net Assets                                                        58,874,051         (42,514,085)

NET ASSETS:
Beginning of Period ................................................................         72,322,523         114,836,608
End of Period                                                                             $ 131,196,574       $  72,322,523
Distributions in Excess of Net Investment Income                                          $    (151,372)      $     (61,259)

The accompanying notes are an integral part of these financial statements.

                                                                Montgomery
                                                              Variable Series
                                                            FINANCIAL HIGHLIGHTS


                                                                                  EMERGING MARKETS FUND
Selected Per-Share Data for the Year or Period Ended:                          Fiscal Year Ended December 31,
                                                                  ---------------------------------------------------------
                                                                     1999           1998              1997           1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                             $    6.59      $    10.57       $    10.65      $   10.00
Net investment income                                                  0.02            0.01             0.02           0.03
Net realized and unrealized gain/(loss) on investments                 4.25           (3.98)           (0.08)          0.65
                                                                  ---------      ----------       ----------      ---------
Net increase/(decrease) in net assets resulting from
    investment operations                                              4.27           (3.97)           (0.06)          0.68
                                                                  ---------      ----------       ----------      ---------

Distributions:
Dividends from net investment income                                  (0.00)@         (0.01)           (0.02)         (0.03)
                                                                  ---------      ----------       ----------      ---------
NET ASSET VALUE - END OF PERIOD                                   $   10.86      $     6.59       $    10.57      $   10.65
                                                                  =========      ==========       ==========      =========
TOTAL RETURN*                                                         64.81%         (37.53)%          (0.58)%         6.79%
                                                                  =========      ==========       ==========      =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)                               $  131,197     $   72,323       $  114,837      $  26,966
                                                                  ---------      ----------       ----------      ---------
Ratio of net investment income to average net assets                   0.20%           0.67%            0.63%          0.81%+
                                                                  ---------      ----------       ----------      ---------
Net investment income/(loss) before deferral of fees by Manager   $    0.02      $     0.01       $     0.02      $   (0.01)
                                                                  ---------      ----------       ----------      ---------
Portfolio turnover rate                                                124%             112%              71%            43%
                                                                  ---------      ----------       ----------      ---------
Expense ratio including interest and tax expense                       1.65%           1.80%            1.76%          1.45%+
                                                                  ---------      ----------       ----------      ---------
Expense ratio before deferral of fees by Manager, including
    interest and tax expense                                           1.65%             --             1.81%          2.47%+
                                                                  ---------      ----------       ----------      ---------
Expense ratio excluding interest and tax expense                       1.62%           1.75%            1.75%          1.44%+
                                                                  ---------      ----------       ----------      ---------

(a) Montgomery Variable Series: Emerging Markets Fund commenced operations on February 2, 1996.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

@   Amount represents less than $0.01.


The accompanying notes are an integral part of these financial statements.

    The Montgomery
      Funds III
        NOTES
to Financial Statements

The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of December 31, 1999, the Trust had two series: the Montgomery Variable Series: Growth Fund and the Montgomery Variable Series:
Emerging Markets Fund. Information presented in these financial statements pertains to the Montgomery Variable Series: Emerging Markets Fund (the "Fund"). The Montgomery Variable Series: Growth Fund is presented under a separate cover.

1. SIGNIFICANT ACCOUNTING POLICIES:
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended December 31, 1999, resulting in reclassification of $268,208 to decrease undistributed net investment income, $629,153 to increase accumulated net realized gain and $360,945 to decrease paid-in capital.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. FOREIGN CURRENCY
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign-currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

e. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of government debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the

                                                             The Montgomery
                                                               Funds III
                                                                 NOTES
                                                         to Financial Statements

Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

f. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis.

g. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes. Accordingly, no provision for federal income taxes is required.

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

h. ORGANIZATION COSTS
Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

i. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerz-bank AG.

Pursuant to the Investment Management Agreement (the "Agreement"), the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based on the average daily net assets of the Fund:

                First $250 Million                Over $250 Million
                ------------------                -----------------
                      1.25%                             1.00%

The effective management fee and management fee including effect of fee reduced were 1.25% for the year ended December 31, 1999. Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.75% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term.

The Manager has not deferred or recouped any management fees during the year ended December 31, 1999. No recoupable balance is outstanding.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person receives an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as Trustee of all three Trusts advised by the Manager ($5,000 of which is allocated to The Montgomery Funds III).

    The Montgomery
      Funds III
        NOTES
to Financial Statements

3. SECURITIES TRANSACTIONS:
a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the year ended December 31, 1999, were $134,972,645 and $126,935,576, respectively.

b. At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $40,406,651 and $2,658,448, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all funds does not exceed $175,000,000. The Fund pays its pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the year ended December 31, 1999, borrowings by the Fund under the agreement were as follows:

 Amount Outstanding     Average Amount         Maximum             Average                                 Average Debt
   at 12/31/99           Outstanding       Debt Outstanding     Interest Rate         Average Shares         per Share
   -----------           -----------       ----------------     -------------         --------------         ---------
       --                 $177,717            $9,700,000            5.53%                12,420,784            $0.01


4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the years indicated below were:


                                                 Year Ended 12/31/99               Year Ended 12/31/98
                                                Shares         Amount             Shares          Amount
                                                ------         ------             ------          ------
Sold                                          18,681,262    $ 153,220,187        8,125,454    $  62,925,477
Issued as reinvestment of dividends                1,330           13,165           21,354          139,014
Redeemed                                     (17,584,895)    (144,058,402)      (8,035,427)     (63,815,300)
                                             ------------    -------------      -----------     ------------
Net increase/(decrease)                        1,097,697    $   9,174,950          111,381    $    (750,809)
                                             ------------    -------------      -----------     ------------

At December 31, 1999, one shareholder held 92.49% of the total aggregate shares outstanding.

5. FOREIGN SECURITIES:
The Fund purchases securities in emerging markets countries. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, differences in the clearance and settlement of securities transactions practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARD:
At December 31, 1999, the Fund had available for federal income tax purposes unused capital losses of $84,636 expiring in 2004, $5,851,470 expiring in 2005, $26,489,358 expiring in 2006 and $6,909,499 expiring in 2007.

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1999, the Fund elected to defer net capital and currency losses of $108,884 occurring between November 1, 1999, and December 31, 1999.

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2000.

                                                                 The Montgomery
                                                                   Funds III
                                                                  Independent
                                                                Auditors' Report

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY VARIABLE SERIES:
EMERGING MARKETS FUND:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Montgomery Variable Series:
Emerging Markets Fund (one of the portfolios constituting The Montgomery Funds III, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
February 4, 2000

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

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

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
[GRAPHIC OMITTED]


Invest Wisely(R)
THE MONTGOMERY FUNDS
103 California Street
San Francisco, CA 94011-9361

800.527.FUND [3863]
www.montgomeryasset.com